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                                                                     EXHIBIT 2.2

                                 AMENDMENT NO. 1
                            TO THE PURCHASE AGREEMENT

                  This AMENDMENT NO. 1 TO THE PURCHASE AGREEMENT (this "Amendment") is dated as of September 29, 2003.

                  WHEREAS Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), Vestar Equity Partners, L.P., a Delaware limited partnership, Investors/RP, L.L.C., a Delaware limited liability company, RPI Corp., a Delaware corporation, Vestar Shaver Corp., a Delaware corporation, Vestar Razor Corp., a Delaware corporation, and Rayovac Corporation, a Wisconsin corporation, are parties to that certain Purchase Agreement, dated as of August 21, 2003 (the "Purchase Agreement") pursuant to which ROV has agreed to purchase, directly or indirectly, 100% of the outstanding membership interests of the Company.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                  1. Amendments to the Purchase Agreement. Pursuant to Section
9.4 of the Purchase Agreement, the Purchase Agreement is hereby amended as follows:

                  (a) the word "instrument" in Section 9.1 is hereby deleted and replaced with the word "certificate."

                  2. Miscellaneous.

                  (a) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

                  (b) This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the choice of law or conflicts of law principles thereof.

                  (c) Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

                                    ********

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date and year first above written.

                                              REMINGTON PRODUCTS COMPANY, L.L.C.

                                              By:   /s/ Alexander R. Castaldi
                                                    ----------------------------
                                              Name:
                                              Title:

                                              VESTAR EQUITY PARTNERS, L.P.

                                               By:   /s/ Arthur J. Nagle
                                                     ---------------------------
                                              Name:
                                              Title:

                                              RPI CORP.

                                              By:    /s/ Victor K. Kiam III
                                                     ---------------------------
                                              Name:  Victor K. Kiam III
                                              Title: President

                                              INVESTORS/RP, L.L.C.

                                              By:  /s/ Arthur J. Nagle
                                                   -----------------------------
                                              Name:
                                              Title:

                                              RAYOVAC CORPORATION

                                              By:   /s/ Randall J. Steward
                                                    ----------------------------
                                              Name:
                                              Title:

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                                              VESTAR SHAVER CORP.

                                              By:    /s/ Brian P. Schwartz
                                                     ---------------------------
                                              Name:  Brian P. Schwartz
                                              Title: Treasurer

                                              VESTAR RAZOR CORP.

                                              By:    /s/ Brian P. Schwartz
                                                     ---------------------------
                                              Name:  Brian P. Schwartz
                                              Title: Treasurer

          (SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE PURCHASE AGREEMENT)